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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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         Date of Report (Date of earliest event reported): May 28, 2001

                     First India Diversified Holdings, Inc.
             (Exact name of registrant as specified in its charter)

                                    New York
                 (State or other jurisdiction of incorporation)

       000-29193                                          06-1551283
(Commission File Number)                       (IRS Employer Identification No.)

                  257-10 Union Turnpike, Floral Park, NY 11004
               (Address of principal executive offices) (Zip Code)

                                  888-238-6400
               Registrant's telephone number, including area code:

 ................................................................................
         (Former name or former address, if changed since last report.)

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Item 4. Changes in Registrant's Certifying Accountant.

      On May 1, 2001 the registrant engaged Aaron Stein as its independent certified public accountant replacing Gregory E. Lazicky P.C.

      (i)   the former accountant was dismissed on May 1, 2001;

      (ii) the principal accountant's report on the financial statements of the registrant for either of the last two years did not contain an adverse opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles;

      (iii) the decision to change accountants was recommended or approved by the Board of Directors; and

      (iv) during the registrant's two most recent fiscal years and any subsequent interim period preceding such dismissal there were no disagreements with the former accountant on any matter of accounting principals or practices, financial statement, disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of the former accountant, would have caused it to make a reference to the subject matter of the disagreement(s) in connection with its report.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                          First India Diversified Holdings, Inc.

                                          By: /s/ David Griffith
                                              ..................................
                                              David Griffith, President


Date: May 31, 2001